ADVISER MANAGED TRUST

Tactical Offensive Equity Fund

Supplement dated July 8, 2011
to the Prospectus dated February 16, 2011

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for the Tactical Offensive Equity Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Tactical Offensive Equity Fund.

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the Tactical Offensive Equity Fund, the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
PanAgora Asset Management Inc	Ronald Hua, CFA	Since 2011	Chief Investment Officer, Equity Strategies

	Edward Qian, Ph.D., CFA	Since 2011	Chief Investment Officer, Macro Strategies

	Sanjoy Ghosh, Ph.D.	Since 2011	Director, Equity Strategies

	George Mussalli, CFA	Since 2011	Director, Equity Strategies

	Dmitri Kantsyrev, Ph.D., CFA	Since 2011	Portfolio Manager, Equity Strategies

	Jane Zhao, Ph.D.	Since 2011	Portfolio Manager, Equity Strategies

	Joel Feinberg	Since 2011	Director, Equity Strategies

In addition, under the heading "Tactical Offensive Equity Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the following paragraph is hereby added in the appropriate alphabetical order thereof:

PanAgora Asset Management Inc: PanAgora Asset Management Inc (PanAgora), located at 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Tactical Offensive Equity Fund. A team of investment professionals at PanAgora manages the portion of the Tactical Offensive Equity Fund's assets allocated to PanAgora. The team consists of Ronald Hua, CFA, Edward Qian, Ph.D., CFA, Sanjoy Ghosh, Ph.D., George Mussalli, CFA, Dmitri Kantsyrev, Ph.D., CFA, Jane Zhao, Ph.D. and Joel Feinberg. Mr. Hua, Chief Investment Officer, oversees all equity strategies. Mr. Hua joined PanAgora from Putnam Investments in 2004, where he contributed to quantitative research and analysis that supported all structured equity portfolios, including U.S. large cap and international strategies. Mr. Hua was promoted to Chief Investment Officer at PanAgora in 2007 after serving in the capacity of portfolio manager of Equity Strategies since 2004. Mr. Qian, Chief Investment Officer, Macro Strategies, oversees macro research and portfolio management. Prior to joining PanAgora in 2005, Mr. Qian was a portfolio manager in the Asset Allocation Group at 2100 Capital, an alternative investment firm, from 2003-2005. Mr. Ghosh is responsible for managing the Dynamic Equity strategies and ensuring the efficacy of the investment model. Mr. Ghosh joined PanAgora from Putnam Investments in 2004, where he had served as a portfolio manager on the structured equity team since 2000. Mr. Mussalli contributes to research supporting the Dynamic Equity strategies and is responsible for developing the Fundamental Valuation model. Mr. Mussalli is also a portfolio manager responsible for U.S. Active Equity Investments. Mr. Mussalli joined PanAgora from Putnam Investments in 2004, where had served as a vice president and portfolio manager on Putnam's structured equity team since 2000. Mr. Kantsyrev is a portfolio manager on the Dynamic Modeling Team and is responsible for conducting research for PanAgora's Global and International Equity strategies. Mr. Kantsyrev joined PanAgora in 2007 from the University of South California, where he studied Finance. Ms. Zhao contributes to research supporting the Dynamic Equity strategies. Prior to joining PanAgora in 2006, Ms. Zhao studied Finance at the University of Arizona. Mr. Feinberg has been with PanAgora since 2002, working within portfolio construction for the last several years.

There are no other changes in the portfolio management of the Tactical Offensive Equity Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-738 (07/11)

ADVISER MANAGED TRUST

Tactical Offensive Equity Fund

Supplement dated July 8, 2011
to the Statement of Additional Information ("SAI") dated February 16, 2011

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

Change in Sub-Adviser for the Tactical Offensive Equity Fund

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Tactical Offensive Equity Fund.

Under the heading "The Sub-Advisers," under the section entitled "The Adviser and Sub-Advisers," the following paragraph is hereby added in the appropriate alphabetical order thereof:

PANAGORA ASSET MANAGEMENT INC—PanAgora Asset Management Inc ("PanAgora") serves as a Sub-Adviser to a portion of the assets of the Tactical Offensive Equity Fund. PanAgora was organized as a corporation under the laws of Delaware in 1985. Approximately 65% of PanAgora's voting shares are indirectly owned by Power Financial Corporation through of number of its subsidiaries. PanAgora employees own 15-20% of PanAgora's voting shares, and Nippon Life Insurance Company owns the remaining 15-20% of PanAgora's voting shares. PanAgora is independently operated.

In addition, under the heading "Sub-Adviser Portfolio Management," in the section entitled "The Adviser and Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

PanAgora

Compensation. SIMC pays PanAgora a fee based on the assets under management of the Tactical Offensive Equity Fund as set forth in an investment sub-advisory agreement between PanAgora and SIMC.

As of March 31, 2011, PanAgora pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Tactical Offensive Equity Fund. PanAgora's compensation package consists of base salary, a performance-based bonus and equity incentives. Base salary and the performance bonus account for the majority of an employee's remuneration. All investment professionals and senior executives receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses.

All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. The performance bonus elements may comprise cash and/or equity incentives at the discretion of management. PanAgora does not have any fixed targets relating to those elements.

Senior employees of the company can own up to 20% of PanAgora through restricted stocks and options under the provisions of the PanAgora Employees Ownership Plan. To ensure the retention benefit of the Plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members of the senior management team as well as senior investment and research professionals.

Ownership of Fund Shares. As of July 8, 2011, PanAgora's portfolio managers did not beneficially own any shares of the Tactical Offensive Equity Fund.

Other Accounts. As of March 31, 2011, in addition to the Tactical Offensive Equity Fund, PanAgora's portfolio managers were responsible for the day-to-day management of certain other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Eric Sorensen	#		#			#
Edward Qian	^		^			^
George Mussalli	^		^			^
Jane Zhao	^		^			^
Ronald Hua, Sanjoy Ghosh, and Joel Feinberg	3	$997,671,016	40		$7,615,409,100	52		$8,195,686,148
	—	—	3	*	$409,863,471	12	*	$2,412,755,418
Dmitri Kantsyrev	2	$363,516,059	22		$3,886,360,338	25		$6,098,957,634
	—	—	3	*	$409,863,471	10	*	$1,689,488,562

#  Eric Sorensen is CEO of PanAgora and as such has oversight of the Firm's accounts.

^  Edward Qian, George Mussalli and Jane Zhao have contributory responsibilities to the Dynamic Equity Model.

*  These accounts are subject to performance-based advisory fees.

Performance fees are typically based on the portfolios net of asset-based management fee returns and may include a performance hurdle rate. These fees are typically a measure of a period of at least 12 months and are based on pre-tax returns.

Conflicts of Interest. The portfolio managers' management of other accounts (collectively, "Other Accounts") may give rise to potential conflicts of interest in connection with their management of the Tactical Offensive Equity Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include retirement plans and separately managed accounts as well as incubated accounts. The Other Accounts might have similar investment objectives as the Tactical Offensive Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Tactical Offensive Equity Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Tactical Offensive Equity Fund. Because of their positions with the Tactical Offensive Equity Fund, the portfolio managers know the size, timing and possible market impact of Tactical Offensive Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Tactical Offensive Equity Fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Tactical Offensive Equity Fund and Other Accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Tactical Offensive Equity Fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Tactical Offensive Equity Fund. Notwithstanding this theoretical conflict of interest, it is PanAgora's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Tactical Offensive Equity Fund, such securities might not be suitable for the Tactical Offensive Equity Fund given its investment objectives and related restrictions.

There are no other changes in the portfolio management of the Tactical Offensive Equity Fund.

Change in Trust Officers

The SAI is hereby amended and supplemented to reflect the following changes in the Trust's Officers.

Under the heading "Trust Officers," under the section entitled "Trustees and Officers of the Trust," the paragraph relating to Andrew S. Decker is hereby deleted. In the same section, the paragraph relating to Keri E. Rohn is hereby deleted and replaced with the following:

KERI E. ROHN (DOB 08/24/80)—Anti-Money Laundering Compliance Officer (since 2011) and Privacy Officer (since 2009)—Compliance Officer of SEI Investments Company, June 2003-present.

There are no other changes in the Trust's Officers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-739 (07/11)